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                                                                       Exhibit 7
                                  POWER OF ATTORNEY


    The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint ROSS D. FRIEND and ELIZABETH E. ARTHUR, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below (a) Post-Effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), on Form S-6 (Reg. No. 33-77470) of The American Franklin Life Life Insurance Company and Separate Account VUL-2 of The American Franklin Life Insurance Company in connection with the registration of units of interest in Separate Account VUL-2 issued under EquiBuilder III-TM- flexible premium variable life insurance policies, and (b) any and all amendments (including any further Post-Effective Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.

     Signature                         Title                    Date
     ---------                         -----                    ----


  /s/Earl W. Baucom
-------------------------
     Earl W. Baucom          Senior Vice President,        February 12, 1997
                             Chief Financial Officer
                             (principal financial officer
                             and principal accounting
                             officer) and Director

  /s/Robert M. Beuerlein
-------------------------
     Robert M. Beuerlein     Director                      February 12, 1997

  /s/Brady W. Creel
-------------------------
     Brady W. Creel          Director                      February 12, 1997

-------------------------
     Robert M. Devlin        Director                      _________, 1997

  /s/Ross D. Friend
-------------------------
     Ross D. Friend          Director and Secretary        February 19, 1997

  /s/Robert J. Gibbons
-------------------------
     Robert J. Gibbons       Director and President        February 18, 1997
                             (principal executive
                             officer)

-------------------------
     Harold S. Hook          Director                      _________, 1997

-------------------------
     Jon P. Newton           Director                      _________, 1997

  /s/Gary D. Reddick
-------------------------
     Gary D. Reddick         Director                      February 18, 1997

-------------------------
     Peter V. Tuters         Director                      _________, 1997